iDine Rewards Network Inc.

Investor Overview

June 2003

Mission Statement

Be the leading marketing-driven

card-based loyalty and rewards

program in North America.

Key Facts

•	Founded in 1984, public in 1991 (AMEX: IRN)
•	14.3 million enrolled accounts; 19.1 million registered credit cards
•	10,300 restaurants in over 75 major US markets and selected vacation destinations
•	400 independent hotels in major US markets
•	Affiliated with all major airlines
•	Unique 164 person direct sales force. . . financial and marketing consultants to the restaurant and hotel industries
•	$ 340+ million current annual sales run rate
•	$ 120 million in prepaid meals
•	341 employees

iDine Overview

•	iDine is the nation’s leading provider of transaction-based loyalty and rewards programs
•	iDine’s programs set the standard for member value and ease of use
•	Nearly two-thirds of iDine’s revenues derived from affiliate partners delivering both private label and co-branded rewards programs (“by iDine”)
•	In-network restaurants and hotels choose from a variety of yield management products to market properties and generate incremental traffic
•	Members typically have higher average ticket than non-member spend
•	Active new product and consumer development efforts are driving significant merchant and member growth
•	Loyalty and rewards platform powered by unique offline settlement capability
•	Strong growth trend over the past nine quarters

iDine Investment Opportunity

Investment Merits

•	Dominant national position in the dining rewards category
•	High barriers to entry for prospective competitors
•	Business model is scaleable
•	Consistent growth and profitability
•	Niche market and business model not yet well understood by market—but story is gaining traction
•	Yield management products perform well in a slow economy

Strengths of iDine

•	Large and attractive member base that merchants desire to reach
•	Evolving marketing capabilities makes value proposition to merchants more compelling
•	Ability to attract and retain participating merchants results in increased spending per active member
•	Strong, execution-oriented management team, supported by active and experienced Board of Directors
•	Proprietary transaction processing platform opens up many opportunities in loyalty and rewards space

iDine Business Model

Cash Reward

Annual Fee

MEMBERS	iDine	MERCHANTS

Alternate Currency

REWARDS		LOYALTY

iDine Business Model

Cash Reward		Restaurants

Annual Fee		(Cash advance, Revenue management, Media barter)

MEMBERS	iDine	MERCHANTS

Alternate Currency		Hotels (Revenue management, media barter)

REWARDS		LOYALTY

iDine Value Proposition

MEMBERS:

Members using registered credit card at participating merchant receive either:

•	Cash rewards – up to 20% of the entire bill or up to 15% of the hotel room
•	Equivalent alternate currency (e.g. airline frequent flyer miles)

MERCHANTS:

Participating merchants (restaurants/hotels) receive:

•	Incremental traffic to fill tables/rooms
•	Marketing support
•	Access to large and growing member base
•	Ability to build consumer loyalty

iDine contracts with the participating merchant

for services at a discount price and

remarkets to members

iDine:

When a member uses a participating restaurant or hotel, iDine receives:

•	The margin or “spread” created by the discounted purchase of food and beverage credits or best available hotel room rate
•	Pays the consumer benefits and rewards
•	Covers its marketing overhead and financing costs
•	Generates profit for its shareholders

Track Record of Growth

Enrolled Account Growth

[GRAPH]

Enrolled Account Growth

[GRAPH]

Active Member/Merchant Growth

[GRAPH]

Active Member/Merchant Growth

[GRAPH]

Compelling Assets

Compelling Assets

•	Attractive Member Demographics
•	Household income: $85,000+
•	Average age 44
•	78% married
•	College educated, Executive/Professional/Managerial occupations

Compelling Assets

•	Attractive Member Demographics
•	Marketing Organization
•	Proven ability to drive incremental customer traffic both in- and out-of-market
•	Improved use of database capabilities to empirically support new and repeat business from iDine
•	Ability to measure promotional exposure/assign marketing value
•	Member marketing via paper directories, interactive website, quarterly emails, newsletters, call center

Compelling Assets

•	Attractive Member Demographics
•	Marketing Organization
•	Proprietary Transaction Platform
•	Unique registered card system that accommodates any American Express®, Visa®, MasterCard® or Discover® card
•	Capability to run and administer loyalty and rewards programs
•	Closed-loop private card transaction processing system
•	Powerful web technology to create and support partner sites to drive consumer activity

Compelling Assets

•	Attractive Member Demographics
•	Marketing Organization
•	Proprietary Transaction Platform
•	Successful Partnerships
•	Strategic alliances and partnerships with complementary industry
•	All major airlines: American; British Air; Continental; Delta; United; US Airways; others
•	Partners: Upromise; MyPoints; CapitalOne; others

Compelling Assets

•	Attractive Member Demographics
•	Marketing Organization
•	Proprietary Transaction Platform
•	Successful Partnerships
•	Corporate Program
•	Corporate travel and entertainment reduction program
•	Fortune 1000 and small businesses
•	Participating companies: IBM, PWC, Ernst & Young, MMC, PFIZER, Merck, EDS, Dupont, Astra Zeneca, Novartis, Bristol Myers Squibb, Sprint, others

Compelling Assets

•	Attractive Member Demographics
•	Marketing Organization
•	Proprietary Transaction Platform
•	Successful Partnerships
•	Corporate Program
•	Dedicated Sales Force
•	164-person dedicated sales force based in local markets
•	Understands the needs/motivations of merchant
•	Excellent risk managers and underwriters
•	Compensation occurs when member uses merchant, not when merchant signs deal – compensation adversely impacted by losses

Financial Information

Total Revenues

Targeting continued 25% annual growth in operating revenues

Thousands of dollars
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
1998
1999
2000
2001
2002
2003 (e)

22

Total Revenues

[GRAPH]

Net Income

[GRAPH]

Selected Financial Data

	Three Months Ended		Twelve Months Ended
	Mar 31,	Mar 31,	December 31,		September 30,
Statements of Operations Data:	2003	2002	2002		2001	2002
Total dining sales	82,595	56,971	289,095		190,037	180,627
Net dining margin	21,491	14,888	75,101		45,401	36,356
Membership and renewal fee income	1,346	1,412	4,962		7,009	8,444
Total operating revenues	22,878	16,367	80,241		53,186	46,358
Operating income (loss)	5,869	3,690	19,900		5,736	(473)
Interest expense, net	406	674	1,993		4,318	5,682
Income (loss) before taxes and extraordinary item	5,463	3,017	17,907		1,419	(6,155)
Extraordinary loss	—	—	—		—	(1,623)
Tax expense (benefit)	2,074	(81)	(1,328)		(85)	—

Net Income (loss)	$3,389	$3,098	$19,235		$1,334	$(7,778)

EBITDA	$7,001	$4,694	$23,870		$10,997	$1,964

Earnings per share	0.14	0.15	0.82	*	0.01	(0.63)
EBITDA per share	0.29	0.22	1.02		0.68	0.14
Pro forma EPS—fully taxed	0.14	0.09	0.47

* Includes tax valuation allowance reversal equal to $.16 EPS

iDine Balance Sheet

	Mar 31, 2003	Mar 31, 2002	Dec 31, 2002	Dec 31, 2001	As of September 30,
					2001	2000
Cash and cash short term investments	$12,068	$15,937	$8,266	$13,957	$10,443	$19,818
Rights to receive, net	$108,400	$69,446	$111,962	$68,965	$68,782	$68,374
Total assets	$152,966	$114,134	$152,143	$109,390	$108,320	$121,581
Outstanding debt	$60,000	$55,500	$60,000	$55,500	$55,500	$59,625
Stockholders’ equity	$57,469	$33,621	$52,401	$30,389	$29,830	$30,806

iDine’s Future Goals and Strategies

Significant Developments 2003

•	Increasing sophistication of marketing and database mining
•	Testing new marketing efforts to activate and engage members
•	Launched second vertical market – hotels – in May 2003
•	Key additions to management team
•	Continue strong growth
–	Continued momentum in the dining program, demonstrating the strength of the value proposition
•	Surpassed 10,000 restaurant mark for the first time in the history of the company
•	2.9 million active members
–	Diner’s Club agreement – introducing benefits in 2H 2003
–	Expanding relationships with major partners, principally the nine major airlines

iDine Opportunities

•	Leverage installed cardmember file
–	Increase active member base
–	Increase spend per active member
–	Stimulation of more frequent and higher transaction volume in restaurant space
–	Development of new channels in hospitality and leisure area – initial focus on hotels
•	Cross selling opportunities between vertical channels
–	“A room, a meal and a deal”
•	Leverage unique platform (merchants products, partners, members, technology infrastructure) to develop broader loyalty program
–	Attract new merchant categories
–	Use of any payment card

Vision & Strategy

[GRAPHIC OF REGISTERED CARD PLATFORM]

iDine Investment Opportunity

Investment Merits

•	Dominant national position in the dining rewards category
•	High barriers to entry for prospective competitors
•	Business model is scaleable
•	Consistent growth and profitability
•	Niche market and business model not yet well understood by market—but story is gaining traction
•	Yield management products perform well in a slow economy

Strengths of iDine

•	Large and attractive member base that merchants desire to reach
•	Evolving marketing capabilities makes value proposition to merchants more compelling
•	Ability to attract and retain participating merchants results in increased spending per active member
•	Strong, execution-oriented management team, supported by active and experienced Board of Directors
•	Proprietary transaction processing platform opens up many opportunities in loyalty and rewards space

Statements in this presentation that are not strictly historical are “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, which may cause the company’s actual results in the future to differ materially from expected results. These risks are qualified in their entirety by cautionary language and risk factors set forth in the Company’s filings with the Securities and Exchange Commission.